Exhibit 99.1

Collective Growth Corporation Announces Final Results of Stockholder Vote to Approve Business Combination

AUSTIN, Texas, April 01, 2021 (GLOBE NEWSWIRE) -- Collective Growth Corporation (NASDAQ: CGRO), a US publicly-traded special purpose acquisition company, today announced that on March 31, 2021, its stockholders voted to approve the previously announced business combination with Innoviz Technologies Ltd., a technology leader of high-performance, solid-state LiDAR sensors and perception software, at Collective Growth’s special meeting of stockholders.  An aggregate of 891,046 shares of Class A common stock of Collective Growth were submitted for redemption by public stockholders in connection with the vote.  Collective Growth intends to disclose the final voting results on a Current Report on Form 8-K to be filed with the Securities and Exchange Commission promptly.

The transaction is expected to close promptly after confirmation that all closing conditions have been satisfied.  Upon completion of the transaction, the combined company will retain the Innoviz Technologies Ltd. name and its ordinary shares are expected to be listed on the Nasdaq Stock Market under the ticker symbol “INVZ.”

About Innoviz Technologies
Innoviz is a leading manufacturer of high-performance, solid-state LiDAR sensors and perception software that enable the mass production of autonomous vehicles. Innoviz’s offerings include InnovizOne, an automotive-grade, mass-producible LiDAR sensor, InnovizTwo, next generation high-performance automotive-grade LiDAR sensor, and Innoviz’s perception software, designed to complement its hardware offerings with advanced AI and machine learning-based classification, detection and tracking features. Innoviz is backed by top-tier strategic partners and investors, including SoftBank Ventures Asia, Samsung, Magna International, Aptiv, Magma Venture Partners, Vertex Ventures, 360 Capital Partners, Harel Insurance Investments and Financial Services, Phoenix Insurance Company and others. For more information, visit www.innoviz.tech.

About Collective Growth Corporation
Collective Growth Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, which Collective Growth refers to as its initial business combination. For more information, visit www.collectivegrowthcorp.com.

Forward Looking Statements
This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Innoviz Technologies Ltd. (“Innoviz”) and Collective Growth Corporation (“Collective Growth”), including statements regarding the anticipated timing of the transaction, the services offered by Innoviz and the markets in which it operates, and Innoviz’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Collective Growth’s securities, (ii) the risk that the transaction may not be completed by Collective Growth’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Collective Growth, (iii) the failure to satisfy the conditions to the consummation of the transaction, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Innoviz’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Innoviz and potential difficulties in Innoviz employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Innoviz or against Collective Growth related to the business combination agreement or the proposed transaction, (ix) the ability of Innoviz to list its ordinary shares on the Nasdaq, (x) the price of Innoviz’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Innoviz plans to operate, variations in performance across competitors, changes in laws and regulations affecting Innoviz’s business and changes in the combined capital structure, and (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form F-4 and proxy statement/prospectus filed by the parties in connection with the proposed transaction. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Innoviz and Collective Growth assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Innoviz nor Collective Growth gives any assurance that either Innoviz or Collective Growth will achieve its expectations.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Innoviz or Collective Growth and is not intended to form the basis of an investment decision in either company. All subsequent written and oral forward-looking statements concerning Innoviz and Collective Growth, the proposed transactions or other matters and attributable to Innoviz and Collective Growth or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contact Information

Innoviz
Media@innoviz-tech.com
Investors@innoviz-tech.com

Collective Growth Corporation
Wilson Kello
info@collectivegrowthcorp.com